- -------------------------------------------------------------------------------

                       Ethan Allen Interiors Inc.

                                   and

                     Harris Trust and Savings Bank,

                              Rights Agent


                         ------------------------

                            Rights Agreement

                        Dated as of June 26, 1996


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                            RIGHTS AGREEMENT
                            ----------------

      Agreement ("Rights Agreement"), dated as of June 26, 1996, between Ethan Allen Interiors Inc., a Delaware corporation (the "Company"), and Harris Trust and Savings Bank (the "Rights Agent").

                          W I T N E S S E T H :
                          - - - - - - - - - -

      WHEREAS, on May 31, 1996 the Board of Directors of the Company (i) authorized the issuance and declared a dividend of one right (a "Right") for each share of the Common Stock, $.01 par value per share ("Common Stock"), of the Company outstanding as of the close of business on July 10, 1996 (the "Record Date"), each Right representing the right to purchase, on the terms and conditions contained herein, one one-hundredth of a share (subject to adjustment) of Series C Junior Participating Preferred Stock, no par value ("Series C Preferred Stock"), of the Company having the rights and preferences set forth in the form of Certificate of Designations attached hereto as Exhibit A, and (ii) further authorized the issuance of one Right (subject to adjustment) with respect to each share of Common Stock that shall become outstanding (whether originally issued or delivered from the Company's treasury) between the Record Date and the Distribution Date (as defined herein);
      NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

      Section 1. Certain Definitions. For purposes of this Rights Agreement, the following terms shall have the meanings indicated:
           "Acquiring Person" shall mean any Person (as hereinafter defined) who or which, together with all Affiliates (as hereinafter defined) and Associates (as hereinafter defined) of such Person, shall be the Beneficial Owner (as hereinafter defined) of 15% or more of the outstanding Common Stock, provided that an Acquiring Person shall not include an Exempt Person (as hereinafter defined). Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of (a) an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the shares of Common Stock of the Company then outstanding or (b) the acquisition by such Person of newly issued shares of Common Stock directly from the Company (it being understood that a purchase from an underwriter or other intermediary is not directly from the Company); provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the shares of Common Stock of the Company then outstanding by reason of share purchases by the Company or the receipt of newly issued shares of Common Stock directly from the Company and shall, after such share purchases or direct issuance by the Company, become the Beneficial Owner of any additional shares of Common Stock of the Company, then such Person shall be deemed to be an "Acquiring Person"; provided further, however, that any transferee from such Person who becomes the Beneficial Owner of 15% or more of the shares of Common Stock of the Company then outstanding shall nevertheless be deemed to be an "Acquiring Person." Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph, has become such inadvertently, and such Person divests as promptly as practicable (and in any event within ten business days after notification by the Company) a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph, then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement. The word "outstanding," when used with reference to a Person's Beneficial Ownership of shares of Common Stock of the Company, shall mean the number of such shares then issued and outstanding together with the number of such shares not then issued and outstanding which such Person would be deemed to own beneficially hereunder.

           "Adjustment Shares" shall have the meaning set forth in Section 11(a)(ii) hereof.

           "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Rights Agreement.

           A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any shares of Common Stock:

                 (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

                 (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, whether or not in writing, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise, provided that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (x) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (y) securities which such Person has a right to acquire on the exercise of Rights at any time prior to the occurrence of a
           Section 11(a)(ii) Event or a Section 13 Event (each as hereinafter defined) or (z) securities issuable upon exercise of Rights from and after the occurrence of a Section 11(a)(i) Event or a Section 13 Event if such Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 22 hereof ("original Rights") or pursuant to Section 11(i) or Section 11(p) with respect to an adjustment to original Rights; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing), provided that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any securities if the agreement, arrangement or understanding to vote such security arises (1) solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or (C) "beneficial ownership" (as determined pursuant to Rule 13d-3 (or any successor rule) of the General Rules and Regulations under the Exchange Act); or

                 (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting (except as described in clause (B) of subparagraph (ii) of this paragraph (d) or disposing of any securities of the Company.

      Notwithstanding anything in this definition to the contrary, (x) a Person engaged in the business of underwriting securities shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any securities acquired in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition and (y) a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any securities which such Person has the right to vote pursuant to a voting proxy provided by Management Letter Agreements and Dealer Letter Agreements.

           "Board of Directors" shall mean the Board of Directors of the Company or any duly authorized committee thereof.

           "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

           "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date, provided that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

           "Common Stock" when used with reference to the Company shall mean the Common Stock (currently $.01 par value per share) of the Company. "Common Stock" when used with reference to any Person other than the Company which shall be organized in corporate form shall mean the capital stock or other equity security with the greatest per share voting power of such Person. "Common Stock" when used with reference to any Person other than the Company which shall not be organized in corporate form shall mean units of beneficial interest which shall represent the right to participate in profits, losses, deductions and credits of such Person and which shall be entitled to exercise the greatest voting power per unit of such Person.

           "Common Stock equivalents" shall have the meaning set forth in
      Section 11(a)(iii) hereof.

           "Current Market Price" shall have the meaning set forth in
      Section 11(d) hereof.

           "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

           "Dealer Letter Agreements" shall mean those certain dealer subscription agreements entered into from time to time, between the Company and dealers and of the Company's products that are investors in Common Stock.

           "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

           "equivalent Series C Preferred Stock" shall have the meaning set forth in Section 11(b) hereof.

           "Exchange Act" shall have the meaning set forth in Section 1(c) hereof.

           "Exchange Ratio" shall have the meaning set forth in Section 23(c) hereof.

           "Exempt Person" shall mean the Company, any Subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed, established or holding Common Stock for or pursuant to the terms of any such plan.

           "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

           "Final Expiration Date" shall have the meaning set forth in
      Section 7(a) hereof.

           "invalidation time" shall have the meaning set forth in Section 11(a)(ii) hereof.

           "Management Letter Agreements" shall mean those certain management subscription agreements entered into from time to time, between the Company and management and other employees who are investors in Common Stock or recipients of options and warrants to purchase Common Stock.

           "NASDAQ" shall have the meaning set forth in Section 11(d) hereof.

           "NYSE" shall mean the New York Stock Exchange.

           "Person" shall mean any individual, firm, corporation, partnership or other entity.

           "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

           "Purchase Price" shall have the meaning set forth in Section 4(a) hereof.

           "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

           "Right Certificate" shall have the meaning set forth in Section 3(a) hereof.

           "Section 11(a)(ii) Event" shall mean any instance in which any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person.

           "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

           "Section 13 Event" shall mean any event described in clause (i),
      (ii) or (iii) of Section 13(a) hereof.

           "Securities Act" shall mean the Securities Act of 1933, as amended.

           "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

           "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) promulgated under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person.

           "Substitution Period" shall have the meaning set forth in
      Section 11(a)(iii) hereof.

           "Subsidiary" of a Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person and any corporation or other entity that is otherwise controlled by such Person.

           "Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

           "Trading Day" shall have the meaning set forth in Section 11(d) hereof.

           "Triggering Event" shall mean any Section 11(a)(ii) Event or
      Section 13 Event.

Any determination required by the definitions contained or referred to in this Section 1 shall be made by the Board of Directors in good faith.

      Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

      Section 3.  Issuance of Right Certificates.

      (a) Until the close of business on the day (the "Distribution Date") which is the earlier of (i) the tenth day after the Stock Acquisition Date or (ii) the fifteenth Business Day (or such other date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement by any Person (other than an Exempt Person) of, or the first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer upon the successful consummation of which such Person, together with its Affiliates and Associates, would be the Beneficial Owner of 15% or more of the outstanding Common Stock (irrespective of whether any shares are actually purchased pursuant to any such offer), (x) the Rights will be evidenced (subject to the provisions of Section 3(c) hereof) by the certificates for the Common Stock registered in the names of the holders of the Common Stock and not by separate Right Certificates, and (y) each Right will be transferable only in connection with the transfer of a share (subject to adjustment as hereinafter provided) of Common Stock, provided, that if a tender offer or exchange offer referred to in clause (ii) above is cancelled or withdrawn prior to the Distribution Date, such offer shall be deemed, for purposes of this Rights Agreement, never to have been made. As soon as practicable after the Distribution Date, the Rights Agent will mail, by first-class, postage-prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, as shown by the records of the Company, at the address of such holder shown on such records, a Right Certificate in substantially the form of Exhibit B hereto ("Right Certificate") evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. As of and after the Distribution Date the Rights will be evidenced solely by such Right Certificates.

      (b) On the Record Date or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Series C Preferred Stock, substantially in the form attached hereto as Exhibit C ("Summary of Rights"), by first-class, postage prepaid mail, to each record holder of Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company.

      (c) With respect to certificates for Common Stock outstanding as of the Record Date, until the Distribution Date (or, if earlier, the Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof together with a copy of the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the surrender for transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.

      (d) Rights shall be issued in respect of all shares of Common Stock that become outstanding after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date and, in certain circumstances provided for in Section 22 hereof, may be issued in respect of shares of Common Stock that become outstanding after the Distribution Date. Certificates issued for Common Stock (including, without limitation, certificates issued upon original issuance, disposition from the Company's treasury or transfer or exchange of Common Stock) after the Record Date but prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date (or, in certain circumstances as provided in Section 22 hereof, after the Distribution Date) shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

           This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Ethan Allen Interiors Inc. and Harris Trust and Savings Bank, as Rights Agent, dated as of June 26, 1996 (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of Ethan Allen Interiors Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Ethan Allen Interiors Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge within five days after receipt by it of a written request therefor. Rights issued to or beneficially owned by a Person who is or becomes an Acquiring Person or an Associate or Affiliate of such Acquiring Person (as such terms are defined in the Rights Agreement) or, under certain circumstances, transferees thereof, will become null and void as provided in Section 11(a)(ii) of the Rights Agreement and thereafter may not be transferred to any Person.

With respect to such certificates containing the foregoing legend, the Rights associated with the Common Stock represented by such certificates shall, until the Distribution Date, be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the surrender for transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.

      Section 4. Form of Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B attached hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11 and 22 hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and on their face Right Certificates shall entitle the holders thereof to purchase one one-hundredth (1/100) of one share of Series C Preferred Stock, or other securities or property as provided herein, as the same may from time to time be adjusted as provided herein, at the price per one one-hundredth of a share set forth therein, as the same from time to time be adjusted as provided herein (the "Purchase Price").

      Section 5.  Countersignature and Registration.
                  ---------------------------------
      (a) The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, President, Treasurer or Secretary, either manually or by facsimile signature, and have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

      (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates, and the certificate numbers for each of the Right Certificates.

      Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

      (a) Subject to the provisions hereof, at any time after the close of business on the Distribution Date and at or prior to the close of business on the Expiration Date, any Right Certificate or Certificates may be (i) transferred or (ii) split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a share of Series C Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the principal office of the Rights Agent with the form of assignment on the reverse side thereof duly endorsed (or enclose with such Right Certificate a written instrument of transfer in form satisfactory to the Company and the Rights Agent), duly executed by the registered holder thereof or his attorney duly authorized in writing, and with such signature duly guaranteed. Any registered holder desiring to split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent, subject to the provisions hereof, shall countersign (by manual signature) and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

      (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

      Section 7.  Exercise of Rights; Purchase Price; Expiration Date of
Rights.

      (a) Except as otherwise provided herein, the Rights shall become exercisable at the close of business on the Distribution Date, and may be exercised to purchase one one-hundredths of a share of Series C Preferred Stock, except as otherwise provided herein, in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with such signature duly guaranteed), to the Rights Agent at its principal office, together with payment of the aggregate Purchase Price, subject to adjustment as hereinafter provided, with respect to the number of one one-hundredths of a share of Series C Preferred Stock (except as otherwise provided herein) as to which such surrendered Rights are then being exercised, at or prior to the close of business on the date (the "Expiration Date") which is the earlier of (i) May 31, 2006 (the "Final Expiration Date"), or (ii) the time at which the Rights are redeemed or exchanged as provided in Section 23 hereof.

      (b) The Purchase Price shall initially be $125.00 for each one one-hundredth (1/100) of a share of Series C Preferred Stock issued pursuant to the exercise of a Right. The Purchase Price and the number of one one-hundredths of a share of Series C Preferred Stock or other securities to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof. The Purchase Price shall be payable in lawful money of the United States of America, in accordance with Section 7(c) hereof.

      (c) Except as provided in Section 7(d) hereof, upon receipt of a Right Certificate representing exercisable Rights with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the number of one one-hundredths of a share of Series C Preferred Stock to be purchased and an amount equal to any applicable transfer tax, by cash, certified or official bank check or money order payable to the order of the Company or the Rights Agent, the Rights Agent shall, subject to Section 20(j) hereof, thereupon promptly (i) requisition from any transfer agent of the Series C Preferred Stock certificates for the number of shares of Series C Preferred Stock so elected to be purchased (and/or requisition from the depositary agent depositary receipts representing interests in such number of fractional shares of Series C Preferred Stock as are to be purchased, in which case certificates for the fractional shares of Series C Preferred Stock so represented shall be deposited with the depositary agent) and the Company will comply and hereby authorizes and directs such transfer agent (and any such depositary agent) to comply with all such requests, (ii) requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14(b) hereof, and (iii) promptly after receipt of such Series C Preferred Stock certificates cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt promptly deliver such depositary receipts and cash to or upon the order of the registered holder of such Right Certificate, provided that in the case of a purchase of securities, other than Series C Preferred Stock, pursuant to Section 13 hereof, the Rights Agent shall promptly take the appropriate actions corresponding to the foregoing clauses (i) through
(iii). In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

     (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right
Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

      (e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

      (f) Notwithstanding any statement to the contrary contained in this Agreement or in any Right Certificate, if the Distribution Date or the Stock Acquisition Date shall occur prior to the Record Date, the provisions of this Agreement, including (without limitation) Sections 3 and 11(a)(ii), shall be applicable to the Rights upon their issuance to the same extent such provisions would have been applicable if the Record Date were the date of this Agreement.

      Section 8.  Cancellation and Destruction of Right Certificates.

      All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

      Section 9. Reservation and Availability of Shares of Series C Preferred Stock.

      (a) The Company covenants and agrees that at all times it will cause to be reserved and kept available, out of and to the extent of its authorized and unissued shares of Series C Preferred Stock not reserved for another purpose (and, following the occurrence of a Triggering Event, shares of Common Stock and other securities) or shares of Series C Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and other securities) held in its treasury, the number of shares of Series C Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights, provided that the Company shall not be required to reserve and keep available shares of Common Stock or other securities sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Section 11(a)(ii), Section 11(a)(iii) or Section 13 hereof unless the Rights become exercisable pursuant to such adjustments, and then only to the extent the Rights become exercisable pursuant to such adjustments.

      (b) So long as the shares of Series C Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and other securities) issuable and deliverable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

      (c) The Company shall use its best efforts to, if then necessary to permit the offer and issuance of shares of Series C Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and other securities) upon the exercise of Rights, register and qualify such shares of Series C Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and other securities) under the Securities Act and any applicable state securities or "blue sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

      (d) The Company covenants and agrees that it will take all such action as may be necessary to insure that all shares of Series C Preferred Stock (and following the occurrence of a Triggering Event, shares of Common Stock and other securities) delivered upon exercise of Rights shall, to the extent applicable, at the time of delivery of the certificates for such shares (subject to payment of the aggregate Purchase Price in respect thereof), be duly and validly authorized and issued and fully paid and nonassessable shares in accordance with applicable law.

      (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Series C Preferred Stock (or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for Series C Preferred Stock (or other securities, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company shall not be required to issue or deliver a Right Certificate or certificate for Series C Preferred Stock (or other securities, as the case may be) to a person other than such registered holder until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

      Section 10. Series C Preferred Stock Record Date. Each Person in whose name any certificate for shares of Series C Preferred Stock (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Series C Preferred Stock (or other securities, as the case maybe) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made.

      Section 11. Adjustments to Number and Kind of Shares, Number of Rights or Purchase Price.

      The number and kind of shares subject to purchase upon the exercise of each Right, the number of Rights outstanding and the Purchase Price are subject to adjustment from time to time as provided in this Section 11.

           (a) (i) In the event that the Company shall at any time after the Record Date (A) declare or pay any dividend on Series C Preferred Stock payable in shares of Series C Preferred Stock, (B) subdivide or split the outstanding shares of Series C Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Series C Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Series C Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Series C Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect immediately prior to the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Series C Preferred Stock or capital stock, as the case may be, issuable upon exercise of a Right on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of an amount equal to (x) the Purchase Price in effect immediately prior to the record date or effective date of such dividend, subdivision, combination or reclassification multiplied by (y) the number of one one-hundredths of a share of Series C Preferred Stock, or shares of capital stock, as the case may be, as to which a Right was exercisable immediately prior to such date, the aggregate number and kind of shares of Series C Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date, the holder thereof would have owned upon such exercise and been entitled to receive, or would be deemed to have owned, by virtue of such dividend, subdivision, combination or reclassification.

                 (ii) In the event that, at any time after the date of this Agreement, any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then, subject to
      Section 23 hereof, and except as otherwise provided in this Section 11, each holder of a Right shall thereafter have the right to receive, upon exercise of a Right in accordance with the terms of this Rights Agreement and payment of the aggregate Purchase Price with respect to the total number of one one-hundredths of a share of Series C Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, in lieu of such number of one one-hundredths of a share of Series C Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Series C Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product by 50% of the Current Market Price per share of Common Stock on the date of such first occurrence (such number of shares is herein called the "Adjustment Shares"), provided that the number of Adjustment Shares shall be further appropriately adjusted to reflect any events of the type described in Sections 11(a)(i), (b) or (c) hereof occurring in respect of the Common Stock after the date of such first occurrence.
      Notwithstanding anything in this Rights Agreement to the contrary, from and after the time (the "invalidation time") when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (x) such Acquiring Person (or any Associate or Affiliate of such Acquiring Person), (y) a transferee of such Acquiring Person (or any such Associate or Affiliate) who becomes a transferee after the invalidation time or (z) a transferee of such Acquiring Person (or any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the invalidation time pursuant to either (I) transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Rights Agreement. The Company shall use all reasonable effort to insure that the provisions of this Section 11(a)(ii) and of
      Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the invalidation time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled.

                 (iii) In lieu of issuing shares of Common Stock in accordance with Section 11(a)(ii) hereof, the Board of Directors may, and, in the event that the number of shares of Common Stock which are authorized by the Company's Restated Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof, the Board of Directors shall, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), over (2) the Purchase Price attributable to each Right times the number of one one-hundredths of a share of Series C Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (such excess, the "Spread") and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii) hereof), make adequate provision to substitute for any or all such Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, are deemed in good faith by the Board of Directors to have substantially the same value as shares of Common Stock (such shares or units of shares of preferred stock are herein called "Common Stock equivalents")), (3) debt securities of the Company, (4) other assets, (5) a reduction of the Purchase Price or
      (6) any combination of the foregoing having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined in good faith by the Board of Directors based upon the advice of a nationally recognized independent investment banking firm selected in good faith by the Board of Directors; provided that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty days following the date (the "Section 11(a)(ii) Trigger Date") which is the later of (x) the first occurrence of a
      Section 11(a)(ii) Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) expires, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. If, upon the occurrence of a Section 11(a)(ii) Event, the number of shares of Common Stock that are authorized by the Company's Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit exercise in full of the Rights in accordance with Section 11(a)(ii) hereof, and if the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period"). To the extent that the Company determines that some action must be taken pursuant to the first or second sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such times as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any "Common Stock equivalent" shall be deemed to equal the Current Market Price per share of the Common Stock on such date. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

           (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Series C Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five calendar days after such record date) shares of Series C Preferred Stock, shares having the same rights, privileges and preferences as the Series C Preferred Stock ("equivalent Series C Preferred Stock") or securities convertible into Series C Preferred Stock or equivalent Series C Preferred Stock at a price per share of Series C Preferred Stock or equivalent Series C Preferred Stock (or having a conversion price per share, if a security convertible into Series C Preferred Stock or equivalent Series C Preferred Stock) less than the Current Market Price per share of Series C Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Series C Preferred Stock outstanding on such record date, plus the number of shares of Series C Preferred Stock which the aggregate offering price of the total number of shares of Series C Preferred Stock and equivalent Series C Preferred Stock (and the aggregate initial conversion price of the convertible securities so to be offered, including the price required to be paid to purchase such convertible security) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Series C Preferred Stock outstanding on such record date, plus the number of additional shares of Series C Preferred Stock or equivalent Series C Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such noncash consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent. Shares of Series C Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

           (c) In case the Company shall fix a record date for a distribution to all holders of Series C Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidence of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Series C Preferred Stock, but including any dividend payable in stock other than Series C Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof ), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Series C Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Series C Preferred Stock and the denominator of which shall be such Current Market Price per share of Series C Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

           (d) (i) For the purpose of any computation hereunder (including computations pursuant to Section 14 hereof), other than computations made pursuant to Section 11(a)(iii) hereof, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such stock for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for purpose of computations made pursuant to Section 11(a)(iii) hereof, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such stock for the ten (10) consecutive Trading Days immediately following such date; provided, that in the event that the Current Market Price per share of Common Stock is determined during a period following the announcement by the issuer of such stock of (i) any dividend or distribution on such stock (other than a regular quarterly cash dividend) or (ii) any subdivision, combination or reclassification of the stock, and prior to the expiration of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, the exdividend date for such dividend or distribution, or the effective date of such subdivision, combination or reclassification occurs, then, and in each such case, the Current Market Price shall be properly adjusted to take into account exdividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the shares of Common Stock are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the shares of Common Stock are not stated by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such stock selected by the Board of Directors. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used.
      The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, "Current Market Price" per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent.

                 (ii) For the purpose of any computation hereunder, the "Current Market Price" per share of Series C Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the current market price per share of Series C Preferred Stock cannot be determined in the manner provided above or if the Series C Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the "Current Market Price" per share of Series C Preferred Stock shall be conclusively deemed to be an amount equal to one hundred (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalization with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current market price per share of the Common Stock. If neither the Common Stock nor the Series C Preferred Stock is publicly held or so listed or traded, "Current Market Price" per share of the Series C Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, which determination shall be described in a statement filed with the Rights Agent. For all purposes of this Rights Agreement, the "Current Market Price" of one one-hundredth of a share of Series C Preferred Stock shall be equal to the "Current Market Price" of one share of Series C Preferred Stock divided by one hundred.

           (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price, provided that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment or (ii) one month prior to the Expiration Date.

           (f) If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Series C Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the applicable provisions with respect to the shares of Series C Preferred Stock contained in Section 7, 9, 10, 11, 13 and 14 hereof, and such provisions shall apply on like terms to any such other shares.

           (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Series C Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

           (h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Series C Preferred Stock (calculated to the nearest ten-thousandth) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and
      (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

           (i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for a number of one one-hundredths of a share of Series C Preferred Stock equal to the number of one one-hundredths of a share of Series C Preferred Stock for which a Right was exercisable immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the total number of Rights outstanding immediately prior to such adjustment and the denominator of which shall be the total number of Rights outstanding immediately following such adjustment. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

           (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a share of Series C Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a share which were expressed in the initial Right Certificates issued hereunder.

           (k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then stated value of a share of Series Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action, including using its best efforts to obtain any required stockholder approvals, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Series C Preferred Stock.

           (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event, the issuance to the holder of any Right exercised after such record date the shares of Series C Preferred Stock and cash, other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Series C Preferred Stock and cash, other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares of Series C Preferred Stock and cash, other capital stock or securities upon the occurrence of the event requiring such adjustment.

           (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable in order that any (i) consolidation or subdivision of the Series C Preferred Stock, (ii) issuance for cash of any shares of Series C Preferred Stock at less than the current market price, (iii) issuance for cash of shares of Series C Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Series C Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company shall not be taxable to holders of its Series C Preferred Stock.

           (n) The Company covenants and agrees that it shall not, at any time after the earlier of the Distribution Date or the Stock Acquisition Date, (i) consolidate with any other Person, (ii) merge with or into any other Person or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons if
      (x) at the time of or immediately after such consolidation, merger, sale or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or other transaction, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates or (z) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

           (o) The Company covenants and agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23 or 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

           (p) Anything in this Rights Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Record Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, (iii) combine the outstanding shares of Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the outstanding Common Stock, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

      Section 12. Certification of Adjustments. Whenever an adjustment is made as provided in Sections 11 and 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts giving rise to such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate and (c) mail a brief summary thereof to each record holder of a Right (or, if prior to the Distribution Date, to each holder of Common Stock) in accordance with Section 25 hereof. Notwithstanding the foregoing sentence, the failure of the Company to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment. The Rights Agent shall be fully protected in relying upon any certificate prepared by the Company pursuant to Sections 11 and 13 hereof and on any adjustment therein contained.

      Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

      (a) In the event that, at any time on or after the Stock Acquisition Date, directly or indirectly, (i) the Company shall consolidate with any other Person or Persons or shall merge with and into any other Person or Persons and the Company shall not be the surviving or continuing corporation of such merger, or (ii) any Person or Persons shall merge with and into the Company, and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or of the Company or cash or any other property, or (iii) the Company or one or more of its Subsidiaries shall sell or otherwise transfer to any other Person or any Affiliate or Associate of such Person, in one or more transactions, or the Company or one or more of its Subsidiaries shall sell or otherwise transfer to any Person in one or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole), then, on the first occurrence of any such event, proper provision shall be made so that (A) each holder of record of a Right (other than Rights which have become void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof and payment of the aggregate Purchase Price with respect to the total number of one one-hundredths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 13 Event (or, if earlier, the first occurrence of a Section 11(a)(ii) Event) in accordance with the terms of this Rights Agreement, such number of shares of validly issued, fully paid and non-assessable and freely tradeable Common Stock of the Principal Party (as defined herein) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Series C Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 13 Event (or, if earlier, the first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product by 50% of the Current Market Price (determined as provided in Section 11(d) hereof with respect to the Common Stock) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event, provided that the Purchase Price and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Right shall be further adjusted as provided in this Rights Agreement to reflect any events occurring after the date of the first occurrence of a Section 13 Event, (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Rights Agreement, (C) the term "Company" for all purposes of this Rights Agreement shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event, and (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights, provided that, upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all of the assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had he, at the time of such transaction, owned the shares of Common Stock of the Principal Party purchasable upon the exercise of a Right, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property and (E) the provisions of Section 11(a)(ii) hereof shall be of no effect following the occurrence of any Section 13 Event.

      (b)  "Principal Party" shall mean

           (i) in the case of any transaction described in (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value of shares outstanding or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

           (ii) in the case of any transaction described in (iii) of the first sentence in Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons as is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

provided that in any such case described in the foregoing clause (b)(i) or
(b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under
Section 12 of the Exchange Act, and (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of all of which are and have been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

      (c) The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Rights Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

           (i) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;

           (ii) use its best efforts, if the Common Stock of the Principal Party shall be listed on a national securities exchange, to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on such securities exchange and, if the Common Stock of the Principal Party shall not be listed on a national securities exchange, to cause the Rights and the securities purchasable upon exercise of the Rights to be reported by NASDAQ or such other system then in use;

           (iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

           (iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the shares of Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights. In the event that any of the transactions described in
      Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall thereafter be exercisable in the manner described in Section 13(a) hereof.

      (d) Furthermore, in case the Principal Party which is to be a party to a transaction referred to in this Section 13 has provision in any of its authorized securities or in its Certificate of Incorporation or By-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then Current Market Price per share (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then Current Market Price (other than to holders of Rights pursuant to this Section 13) or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

      Section 14.  Fractional Rights and Fractional Shares.

      (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. If the Company shall not issue fractions of Rights, in lieu of such fractional Rights, there shall be paid to the holders of record of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then current market value of a whole Right. For the purposes of this Section 14(a), the then current market value of a Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which fractional Rights would have been issuable, determined in the same manner as the closing price of a share of Common Stock shall be determined pursuant to Section 11(d) hereof.

      (b) The Company shall not be required to issue fractions of shares of Series Preferred C Stock or other securities of the Company upon exercise of the Rights (other than fractions of shares of Series C Preferred Stock which are integral multiples of one one-hundredth of a share) or to distribute certificates which evidence interests in fractional shares (other than fractions of shares of Series C Preferred Stock which are integral multiples of one one-hundredth of a share); provided that in lieu of issuing fractions of shares of Series C Preferred Stock, the Company may, at its election, issue depositary receipts evidencing fractions of shares pursuant to an appropriate agreement between the Company and a depositary selected by it, but only if such agreement shall provide that the holders of such depositary receipts shall have all of the rights, privileges and preferences to which they would be entitled as beneficial owners of the Series C Preferred Stock. With respect to fractional shares that are not integral multiples of one one-hundredth of a share, if the Company does not issue such fractional shares or depositary receipts in lieu thereof, there shall be paid to the holders of record of Right Certificates at the time such Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the then current market value of a share of Series C Preferred Stock or other securities of the Company. For purposes of this Section 14(b), the then current market value of a share of Series C Preferred Stock or other securities of the Company shall be the closing price thereof for the Trading Day immediately prior to the date of such exercise, as determined pursuant to Section 11(d) hereof or in the same manner as the closing price of a share of Series C Preferred Stock shall be determined pursuant to
Section 11(d) (ii) hereof, as the case may be.

      (c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price of one share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

      (d) The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Right or any fractional shares of Series C Preferred Stock or other securities of the Company upon exercise of a Right, except as provided by this Section 14.

      Section 15. Rights of Action. All rights of action in respect of this Rights Agreement are vested in the respective holders of record of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any holder of record of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and, accordingly, that they will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Rights Agreement.

     Section 16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

           (a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of Common Stock;

           (b) after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the designated office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer;

           (c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent or the transfer agent of the Common Stock) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

           (d) notwithstanding anything in this Rights Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Rights Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation, provided that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

      Section 17.  Right Certificate Holder Not Deemed a Stockholder.

      No holder of a Right, as such, shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of Series C Preferred Stock or any other securities of the Company which may at any time be issuable upon the exercise of the Rights, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights in respect of any such stock or securities, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

      Section 18.  Concerning the Rights Agent.

      (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Rights Agreement, including the cost and expenses of defending against any claim of liability in the premises.

      (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Rights Agreement in reliance upon any Right Certificate, certificate for Series C Preferred Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons.

      Section 19.  Merger or Consolidation or Change of Name of Rights
Agent.

      (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned, and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent, and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

      (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.
      Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Rights Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

           (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted to be taken by it in good faith and in accordance with such opinion.

           (b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, President, Treasurer or Secretary of the Company and delivered to the Rights Agent, and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Rights Agreement in reliance upon such certificate.

           (c) The Rights Agent shall be liable hereunder to the Company only for, and shall indemnify and hold harmless the Company from and against, any and all losses, liabilities, costs, damages and expenses (including attorneys' fees) arising out of or in connection with the Rights Agent's own negligence, bad faith or willful misconduct.

           (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

           (e) The Rights Agent shall not (i) be responsible for (A) the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or the validity or execution of any Right Certificate (except its countersignature thereof), (B) any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate, (C) any adjustment required under the provisions of Section 11 or 13 hereof or (D) the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment) or (ii) by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Series C Preferred Stock to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any shares of Series C Preferred Stock will, when issued, be validly authorized and issued, fully paid and nonassessable.

           (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

           (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, President, Treasurer or Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for and action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

           (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other entity.

           (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

           (j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

      Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon thirty days' notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon thirty days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. Notwithstanding the foregoing provisions of this Section 21, in no event shall the resignation or removal of a Rights Agent be effective until a successor Rights Agent shall have been appointed and have accepted such appointment. If the Company shall fail to make such appointment within a period of thirty days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the incumbent Rights Agent or the holder of record of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or any State thereof, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate controlled by a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

      Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company may, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, or in any other case, if deemed necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale, provided that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and
(ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

      Section 23.  Redemption or Exchange.

      (a) The Board of Directors may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. If redemption of the Rights is to be effective as of a future date, the Rights shall continue to be exercisable, subject to Section 7 and Section 11, until the effective date of the redemption, provided that nothing contained herein shall preclude the Board of Directors from subsequently causing the Rights to be redeemed at a date earlier than the previously scheduled effective date of the redemption.
The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

      (b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights (or at the effective time of such redemption established by the Board of Directors of the Company pursuant to paragraph
(a) of this Section 23), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights, (ii) depositing with a bank or trust company having a capital and surplus of at least $100,000,000, funds necessary for such redemption, in trust, to be applied to the redemption of the Rights so called for redemption and (iii) arranging for the mailing of the Redemption Price to the registered holders of the Rights; then, and upon such action, all outstanding Rights Certificates shall be null and void without further action by the Company. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23, or in connection with the purchase of shares of Common Stock prior to the Distribution Date.
      (c) The Board of Directors may, at its option, at any time after the occurrence of a Triggering Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding.

      (d) Immediately upon the effective time of the exchange of the Rights as specified by the action of the Board of Directors ordering the exchange of any Rights pursuant to Section 23(c) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11
(a)(ii) hereof) held by each holder of Rights.

      (e) In any exchange pursuant to Section 23(c), the Company, at its option, may substitute shares of Series C Preferred Stock (or equivalent Series C Preferred Stock, as such term is defined in Section 11(b) hereof) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-hundredth of a share of Series C Preferred Stock (or equivalent Series C Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Series C Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Series C Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

      In the event that there shall not be sufficient shares of Common Stock or shares of Series C Preferred Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 23, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or Series C Preferred Stock for issuance upon exchange of the Rights.

      (f) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this
Section 23(f), the current market value of a whole share of Common Stock shall be the Current Market Price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to Section 23(c) hereof.

      Section 24.  Notice of Proposed Actions.

      (a) In case the Company, after the earlier of the Distribution Date or the Stock Acquisition Date, shall propose (i) to effect any of the transactions referred to in Section 11(a)(i) hereof or to pay any dividend to the holders of record of its Series C Preferred Stock payable in stock of any class or to make any other distribution to the holders of record of its Series C Preferred Stock (other than a regular quarterly cash dividend), or (ii) to offer to the holders of record of its Series C Preferred Stock options, warrants, or other rights to subscribe for or to purchase shares of Series C Preferred Stock (including any security convertible into or exchangeable for Series C Preferred Stock) or shares of stock of any class or any other securities, options, warrants, convertible or exchangeable securities or other rights, or (iii) to effect any reclassification of its Series C Preferred Stock or any recapitalization or reorganization of the Company, or (iv) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of record of a Right Certificate, in accordance with Section 25 hereof, notice of such proposed action, which shall specify the record date for the purposes of such transaction referred to in Section 11(a)(i), or such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, liquidation, dissolution or winding up is to take place and the record date for determining participation therein by the holders of record of Series C Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of record of Series C Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of Series C Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

      (b) In case any of the transactions referred to in Section 13 of this Rights Agreement are proposed after the Stock Acquisition Date, then, in any such case, (i) the Company shall give to each holder of Rights, in accordance with Section 25 hereof, notice of the proposal of such transaction at least ten (10) days prior to consummating such transaction, which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 13 hereof, and, upon consummating such transaction, shall similarly give notice thereof to each holder of Rights and (ii) all references in the preceding paragraph (a) to Series C Preferred Stock shall be deemed thereafter to refer to Common Stock or other securities of the Principal Party, as appropriate.

      Section 25. Notices. Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of record of any Right Certificate or Right to or on behalf of the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

           Ethan Allen Interiors Inc.
           Ethan Allen Drive
           Danbury, Connecticut  06813
           Attention:  Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of record of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

           Harris Trust and Savings Bank
           311 West Monroe, 14th Floor
           Chicago, Illinois  60606
           Attention:  ___________________

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of record of any Right Certificate or Right shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent.

      Section 26. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights.

      Section 27. Successors. All of the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

      Section 28. Benefits of this Rights Agreement. Nothing in this Rights Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Rights Agreement, and this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of record of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

      Section 29. Delaware Contract. This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

      Section 30. Counterparts. This Rights Agreement may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      Section 31. Descriptive Headings. Descriptive headings of the several sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

      Section 32. Severability. If any term, provision, covenant or restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal, or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      Section 33. Determinations and Actions by the Board of Directors. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or the Company or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, interpretations and determinations (including, for purpose of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Right Certificates and all other parties and (y) not subject the Board of Directors to any liability to the holders of the Right Certificates.

      IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed, all as of the day and year first above written.

Attest:                            ETHAN ALLEN INTERIORS INC.



By_________________________        By___________________________
  Name:                              Name:
  Title:                             Title:



Attest:                            HARRIS TRUST AND SAVINGS BANK



By_________________________        By____________________________
  Name:                              Name:
  Title:                             Title:




                            TABLE OF CONTENTS


                                                                    Page


Section 1.       Certain Definitions.................................  2

Section 2.       Appointment of Rights Agent......................... 10

Section 3.       Issuance of Right Certificates...................... 11

Section 4.       Form of Certificates................................ 14

Section 5.       Countersignature and Registration................... 15

Section 6.       Transfer, Split Up, Combination and Exchange of Right
                    Certificates; Mutilated, Destroyed, Lost or Stolen
                    Right Certificates............................... 16

Section 7.       Exercise of Rights; Purchase Price; Expiration Date of
                    Rights........................................... 18

Section 8.       Cancellation and Destruction of Right Certificates.. 22

Section 9.       Reservation and Availability of Shares of Series C
                    Preferred Stock.................................. 22

Section 10.      Series C Preferred Stock Record Date................ 26

Section 11.      Adjustments to Number and Kind of Shares, Number of Rights
                    or Purchase Price................................ 26

Section 12.      Certification of Adjustments........................ 47

Section 13.      Consolidation, Merger or Sale or Transfer of Assets or
                    Earning Power.................................... 48

Section 14.      Fractional Rights and Fractional Shares............. 56

Section 15.      Rights of Action.................................... 58

Section 16.      Agreement of Right Holders.......................... 59

Section 17.      Right Certificate Holder Not Deemed a Stockholder... 60

Section 18.      Concerning the Rights Agent......................... 61

Section 19.      Merger or Consolidation or Change of Name of Rights Agent 62

Section 20.      Duties of Rights Agent.............................. 63

Section 21.      Change of Rights Agent.............................. 67

Section 22.      Issuance of New Right Certificates.................. 69

Section 23.      Redemption or Exchange.............................. 70

Section 24.      Notice of Proposed Actions.......................... 75

Section 25.      Notices............................................. 77

Section 26.      Supplements and Amendments.......................... 78

Section 27.      Successors.......................................... 78

Section 28.      Benefits of this Rights Agreement................... 78

Section 29.      Delaware Contract................................... 79

Section 30.      Counterparts........................................ 79

Section 31.      Descriptive Headings................................ 79

Section 32.      Severability........................................ 79

Section 33.      Determinations and Actions by the Board of Directors 80




                                                               EXHIBIT A


                       CERTIFICATE OF DESIGNATIONS

                                   OF

              SERIES C JUNIOR PARTICIPATING PREFERRED STOCK
                           (Without Par Value)

                                   OF

                       ETHAN ALLEN INTERIORS INC.

                     Pursuant to Section 151 of the
            General Corporation Law of the State of Delaware


      Ethan Allen Interiors Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), DOES HEREBY
CERTIFY:

      1. That pursuant to authority conferred on the Board of Directors of the Company by its Certificate of Incorporation and the provisions of the
Section 151(g) of the General Corporation Law of the State of Delaware, the Board of Directors on May 31, 1996 adopted the following resolution establishing in their entireties the voting powers, preferences, and relative, participating, optional or other special rights of the shares of the Series C Preferred Stock, and the qualifications, limitations or restrictions thereof.

      RESOLVED, that pursuant to the authority conferred upon the Board of Directors of the Company by its Restated Certificate of Incorporation and by the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, the voting powers, preferences and relative participating, optional or other special rights of the Series C Junior Preferred Stock of the Company, and the qualifications, limitations or restrictions thereof, be, and the same hereby are to be as follows:

      Section 1. Designation and Amount. The shares of such series shall be designated "Series C Junior Participating Preferred Stock" ("Series C Preferred Stock") and the number of shares constituting such series shall be ____________.

      Section 2.  Dividends and Distributions.

      (a) Subject to the provisions for adjustment hereinafter set forth, the holders of shares of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, (i) cash dividends in an amount per share (rounded to the nearest cent) equal to 100 times the aggregate per share amount of all cash dividends declared or paid on the Common Stock, $.01 par value per share, of the Company ("Common Stock") and (ii) a preferential cash dividend (a "Preferential Dividend"), if any, on the first day of February, May, August and November of each year (each a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred Stock, in an amount equal to $1.00 per share of Series C Preferred Stock less the per share amount of all cash dividends declared on the Series C Preferred Stock pursuant to clause (i) of this sentence since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred Stock. In the event the Company shall, at any time after the issuance of any share or fraction of a share of Series C Preferred Stock, make any distribution on the shares of Common Stock, whether by way of a dividend or a reclassification of stock, a recapitalization, reorganization or partial liquidation of the Company or otherwise, which is payable in cash or any debt security, debt instrument, real or personal property or any other property (other than cash dividends subject to clause (i) of the immediately preceding sentence and other than a distribution of shares of Common Stock or other capital stock of the Company and other than a distribution of rights or warrants to acquire any such share, including any debt security convertible into or exchangeable for any such share), at a price less than the Current Market Price of such share, then and in each such event the Company shall simultaneously pay on each then outstanding share of Series C Preferred of the Company a distribution, in like kind, of 100 times (subject to the provisions for adjustment hereinafter set forth) such distribution paid on a share of Common Stock. The dividends and distributions on the Series C Preferred Stock to which holders thereof are entitled pursuant to clause (i) of the first sentence of this paragraph and the second sentence of this paragraph are hereinafter referred to as "Participating Dividends," and the multiple of cash and noncash dividends on the Common Stock applicable to the determination of the Participating Dividends, which shall be 100 initially but shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Dividend Multiple." In the event the Company shall at any time after June __, 1996 declare or pay any dividend or make any distribution on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such event the Dividend Multiple thereafter applicable to the determination of the amount of Participating Dividends which holders of shares of Series C Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

      (b) The Company shall declare each Participating Dividend at the same time it declares any cash or noncash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required to be paid. No cash or noncash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required shall be paid or set aside for payment of the Common Stock unless a Participating Dividend in respect of such dividend or distribution on the Common Stock shall be simultaneously paid or set aside for payment on the Series C Preferred Stock.

      (c) Preferential Dividends shall begin to accumulate on outstanding shares of Series C Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issuance of any shares of Series C Preferred Stock. Accumulated but unpaid Preferential Dividends shall cumulate but shall not bear interest. Preferential Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time out-standing.

      Section 3. Voting Rights. The holders of shares of Series C Preferred Stock shall have the following voting rights:

      (a) Subject to the provisions for adjustment hereinafter set forth, each share of Series C Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Company. The number of votes which a holder of Series C Preferred Stock is entitled to cast, as the same may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Vote Multiple."
In the event the Company shall at any time after June __, 1996 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series C Preferred Stock shall be entitled after such event shall be the Vote Multiple immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

      (b) Except as otherwise provided herein, in the Certificate of Incorporation, in any resolution or resolutions of the Board of Directors of the Company providing for the issue of any other series of Preferred Stock or by law, the holders of shares of Series C Preferred Stock, the holders of shares of Common Stock and the holders of shares of any other class or series of capital stock of the Company entitled to vote generally for the election of directors shall vote together as one class on all matters submitted to a vote of stockholders of the Company.
      (c) In the event that the Preferential Dividends accrued on the Series C Preferred Stock for four or more consecutive quarterly dividend periods shall not have been declared and paid or set apart for payment, the holders of record of the Series C Preferred Stock, voting together with the holders of record of any other series of Preferred Stock of the Company which shall then have the right, expressly granted by the Restated Certificate of Incorporation of the Company or in any resolution or resolutions of the Board of Directors of the Company providing for the issue of such shares of Preferred Stock, to elect directors upon such a default in the payment of dividends by the Company, shall have the right, at the next meeting of stockholders called for the election of directors, voting together as a class, to elect two members to the Board of Directors, which directors shall be in addition to the number provided for pursuant to the Company's By-laws prior to such event, to serve until the next Annual Meeting and until their successors are elected and qualified or their earlier resignation, removal or incapacity or until such earlier time as all accrued and unpaid Preferential Dividends upon the outstanding shares of Series C Preferred Stock shall have been paid (or set aside for payment) in full. The holders of shares of Series C Preferred Stock shall continue to have the right to elect directors as provided by the immediately preceding sentence until all accrued and unpaid Preferential Dividends upon the outstanding shares of Series C Preferred Stock shall have been paid (or set aside for payment) in full. Such directors may be removed and replaced by such stockholders, and vacancies in such directorships may be filled only by such stockholders (or by the remaining director elected by such stockholders, if there be one) in the manner permitted by law. Subject to the foregoing, any directors elected pursuant to this paragraph 3(c) shall be elected annually and shall not constitute members of any Class of directors as contemplated by Article Sixth of the Company's Restated Certificate of Incorporation.

      (d) Except as otherwise required by law or set forth herein, holders of Series C Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote as set forth herein) for the taking of any corporate action.

      Section 4.  Certain Restrictions.

      (a) Whenever Preferential Dividends or Participating Dividends are in arrears or the Company shall be in default in payment thereof, thereafter and until all accumulated and unpaid Preferential Dividends and Participating Dividends, whether or not declared, on shares of Series C Preferred Stock outstanding shall have been paid or set aside for payment in full, and in addition to any and all other rights which any holder of shares of Series C Preferred Stock may have in such circumstances, the Company shall not

           (i) declare or pay dividends on, make any other distributions on or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock;

           (ii) declare or pay dividends or make any other distributions on any shares of stock ranking on a parity as to dividends with the Series C Preferred Stock, unless dividends are paid ratably on the Series C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

           (iii) except as permitted by subparagraph (iv) of this paragraph (A), redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (both as to dividends and upon liquidation, dissolution or winding up) to the Series C Preferred Stock; or

           (iv) purchase or otherwise acquire for consideration any shares of Series C Preferred Stock, or any shares of stock ranking on a parity with the Series C Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up), except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

      (b) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company ranking junior to the Series C Preferred Stock unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

      (c) The Company shall not issue any shares of Series C Preferred Stock except upon exercise of Rights issued pursuant to that certain Rights Agreement dated as of June __, 1996 between the Company and Harris Trust and Savings Bank (the "Rights Agreement"), a copy of which is on file with the Secretary of the Company at the principal executive office of the Company and shall be made available to holders of record of Common Stock or Series C Preferred Stock without charge upon written request therefor addressed to the Secretary of the Company. Notwithstanding the foregoing sentence, nothing contained in the provisions hereof shall prohibit or restrict the Company from issuing for any purpose any series of Preferred Stock with rights and privileges similar to, different from, or greater than those of the Series C Preferred Stock.

      Section 5. Reacquired Shares. Any shares of Series C Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof.
      Section 6. Liquidation, Dissolution or Winding Up. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, no distribution shall be made (i) to the holders of shares of stock ranking junior to the Series C Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up) unless the holders of shares of Series C Preferred Stock shall have received, subject to adjustment as hereinafter provided, the greater of (A) $100.00 per share plus an amount equal to all accumulated and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (B) the amount equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of stock ranking on a parity upon liquidation, dissolution or winding up with the Series C Preferred Stock, unless simultaneously therewith distributions are made ratably on the Series C Preferred Stock and all other shares of such parity stock in proportion to the total amounts to which the holders of shares of Series C Preferred Stock are entitled under clause (i) (A) of this sentence and to which the holders of such parity shares are entitled, in each case upon such liquidation, dissolution or winding up. The amount to which holders of Series C Preferred Stock shall be entitled upon liquidation, dissolution or winding up of the Company pursuant to clause
(i)(B) of the foregoing sentence is hereinafter referred to as the "Participating Liquidation Amount," and the multiple of the amount to be distributed to holders of shares of Common Stock upon the liquidation, dissolution or winding up of the Company applicable pursuant to said clause to the determination of the Participating Liquidation Amount, which shall be 100 initially but shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Liquidation Multiple." In the event the Company shall at any time after June __, 1996 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Liquidation Multiple thereafter applicable to the determination of the Participating Liquidation Amount to which holders of Series C Preferred Stock shall be entitled after such event shall be the Liquidation Multiple applicable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
      Section 7.  Certain Reclassification and Other Events.
      (a) In the event that holders of shares of Common Stock receive after June __, 1996 in respect of their shares of Common Stock any share of capital stock of the Company (other than any share of Common Stock of the Company), whether by way of reclassification, recapitalization, reorganization, dividend or other distribution or otherwise ("Transaction"), then in each such event the dividend rights and rights upon the liquidation, dissolution or winding up of the Company of the shares of Series C Preferred Stock shall be adjusted so that after such event the holders of Series C Preferred Stock shall be entitled, in respect of each share of Series C Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such adjustment, to (i) such additional dividends as equal the Dividend Multiple in effect immediately prior to such Transaction multiplied by the additional dividends which the holder of a share of Common Stock shall be entitled to receive by virtue of the receipt in the Transaction of such capital stock, (ii) such additional voting rights as equal the Vote Multiple in effect immediately prior to such Transaction multiplied by the additional voting rights which the holder of a share of Common Stock shall be entitled to receive by virtue of the receipt in the Transaction of such capital stock, and (iii) such additional distributions upon liquidation, dissolution or winding up of the Company as equal the Liquidation Multiple in effect immediately prior to such Transaction multiplied by the additional amount which the holder of a share of Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of the Company by virtue of the receipt in the Transaction of such capital stock, as the case may be, all as provided by the terms of such capital stock.
      (b) In the event that holders of shares of Common Stock receive after June __, 1996 in respect of their shares of Common Stock any right or warrant to purchase Common Stock (including as such a right, for all purposes of this paragraph, any security convertible into or exchangeable for Common Stock) at a purchase price per share less than the Current Market Price (as hereinafter defined) of a share of Common Stock on the date of issuance of such right or warrant, then in each such event the dividend rights, voting rights and rights upon the liquidation, dissolution or winding up of the Company of the shares of Series C Preferred Stock shall each be adjusted so that after such event the Dividend Multiple, the Vote Multiple and the Liquidation Multiple shall each be the product of the Dividend Multiple, the Vote Multiple and the Liquidation Multiple, as the case may be, in effect immediately prior to such event multiplied by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the maximum number of shares of Common Stock which could be acquired upon exercise in full of all such rights or warrants and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the number of shares of Common Stock which could be purchased, at the Current Market Price of the Common Stock at the time of such issuance, by the maximum aggregate consideration payable upon exercise in full of all such rights or warrants.

      (c) In the event that holders of shares of Common Stock receive after June __, 1996 in respect of their shares of Common Stock any right or warrant to purchase capital stock of the Company (other than shares of Common Stock), including as such a right, for all purposes of this paragraph, any security convertible into or exchangeable for capital stock of the Company (other than Common Stock), at a purchase price per share less than the Current Market Price of such shares of capital stock on the date of issuance of such right or warrant, then in each such event the dividend rights, voting rights and rights upon liquidation, dissolution or winding up of the Company of the shares of Series C Preferred Stock shall each be adjusted so that after such event each holder of a share of Series C Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such event, to receive
(i) such additional dividends as equal the Dividend Multiple in effect immediately prior to such event multiplied, first, by the additional dividends to which the holder of a share of Common Stock shall be entitled upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction (as hereinafter defined), (ii) such additional voting rights as equal the Vote Multiple in effect, immediately prior to the event multiplied, first, by the additional voting rights to which the holder of a share of Common Stock shall be entitled upon exercise of such right of warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied, again, by the Discount Fraction, and (iii) such additional distributions upon liquidation, dissolution or winding up of the Company as equal the Liquidation Multiple in effect immediately prior to such event multiplied, first, by the additional amount which the holder of a share of Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of the Company upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction. For purposes of this paragraph, the "Discount Fraction" shall be a fraction the numerator of which shall be the difference between the Current Market Price (as hereinafter defined) of a share of the capital stock subject to a right or warrant distributed to holders of shares of Common Stock as contemplated by this paragraph immediately after the distribution thereof and the purchase price per share for such share of capital stock pursuant to such right or warrant and the denominator of which shall be the Current Market Price of a share of such capital stock immediately after the distribution of such right or warrant.

      (d) For purposes of this Section 7, the "Current Market Price" of a share of capital stock of the Company (including a share of Common Stock) on any date shall be deemed to be the average of the daily closing prices per share thereof over the 30 consecutive Trading Days (as such-term is hereinafter defined) immediately prior to such date, provided that in the event that such Current Market Price of any such share of capital stock is determined during a period which includes any date that is within 30 Trading Days after the ex-dividend date for (i) a dividend or distribution on stock payable in shares of such stock or securities convertible into shares of such stock or (ii) any subdivision, split, combination, consolidation, reverse stock split or reclassification of such stock, then in each such event, the Current Market Price shall be appropriately adjusted by the Board of Directors to reflect the Current Market Price of such stock to take into account ex-dividend trading. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares are listed or admitted to trading or, if the shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or if on any such date the shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares selected by the Board of Directors. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares are listed or admitted to trading is open for the transaction of business or, if the shares are not listed or admitted to trading on any national securities exchange, on which the New York Stock Exchange or such other national securities exchange as may be selected by the Board of Directors is open. If the shares are not publicly held or not so listed or traded on any day within the period of 30 Trading Days applicable to the determination of current Market Price thereof as aforesaid, "Current Market Price" shall mean the fair market value thereof per share as determined in good faith by the Board of Directors. In either case referred to in the foregoing sentence, the determination of Current Market Price shall be described in a statement filed with the Secretary of the Company.

      Section 8. Consolidation, Merger, etc. In the event that the Company shall enter into any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such event each outstanding share of Series C Preferred Stock shall at the same time be similarly exchanged for or changed into the aggregate amount of stock, securities, cash and other property (payable in like kind), as the case may be, for which or into which each share of Common Stock is changed or exchanged multiplied by the highest of the Dividend Multiple, the Vote Multiple or the Liquidation Multiple in effect immediately prior to such event.

      Section 9.  Effective Time of Adjustments.

      (a) Adjustments to the Series C Preferred Stock required by the provisions hereof shall be effective as of the time at which the event requiring such adjustments occurs.

      (b) The Company shall give prompt written notice to each holder of a share of Series C Preferred Stock of the effect on any such shares of any adjustment to the dividend rights, voting rights or rights upon liquidation, dissolution or winding up of the Company required by the provisions hereof. Notwithstanding the foregoing sentence, the failure of the Company to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment.

      Section 10. No Redemption. The shares of Series C Preferred Stock shall not be redeemable at the option of the Company or any holder thereof. Notwithstanding the foregoing sentence of this Section, the Company may acquire shares of Series C Preferred Stock in any other manner permitted by law, the provisions of the Certificate of Designations setting forth the rights, powers and preferences of the Series C Preferred Stock and the Certificate of Incorporation of the Company.

      Section 11. Ranking. Unless otherwise provided in the Certificate of Incorporation or a certificate of designations relating to a subsequent series of Preferred Stock of the Company, the Series C Preferred Stock shall rank junior to all other series of the Company's Preferred Stock as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up, and senior to the Common Stock.

      Section 12. Amendment. After the Distribution Date (as defined in the Rights Agreement), the provisions of the Amended Certificate of Designations setting forth the rights, powers and preferences of the Series C Preferred Stock and the Restated Certificate of Incorporation shall not be amended in any manner which would materially affect the rights, privileges or powers of the Series C Preferred Stock without, in addition to any other vote of stockholders required by law, the affirmative vote of the holders of 66 2/3% or more of the outstanding shares of Series C Preferred Stock, voting together as a single class.

      2. This Certificate of Designations shall become effective at 5:01 pm. on June __, 1996.

      IN WITNESS WHEREOF, Ethan Allen Interiors, Inc. has caused this Certificate of Designations to be signed and attested this ___ day of June, 1996.

                            Ethan Allen Interiors Inc.



                            By____________________________________________
                              Name:
                              Title:


ATTEST:


_____________________
Name:
Title:




                                                               EXHIBIT B

                       [Form of Right Certificate]

Certificate No.                                         _________ Rights

                    NOT EXERCISABLE AFTER MAY 31, 2006 OR EARLIER IF REDEEMED. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT (SUBJECT TO ADJUSTMENT) ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS ISSUED TO OR BENEFICIALLY OWNED BY A PERSON WHO IS OR BECOMES AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF SUCH ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR, UNDER CERTAIN CIRCUMSTANCES, TRANSFEREES THEREOF, WILL BECOME NULL AND VOID AS PROVIDED IN SECTION 11(A)(II) OF THE RIGHTS AGREEMENT AND THEREAFTER MAY NOT BE TRANSFERRED TO ANY PERSON.


                            Right Certificate


      This certifies that _________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of June __, 1996 ("Rights Agreement") between Ethan Allen Interiors Inc. a Delaware corporation (the "Company"), and Harris Trust and Savings Bank (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as that term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York City time) on May 31, 2006 at the principal office of the Rights Agent, or its successors as Rights Agent, in New York, New York, one one-hundredth (1/100) of a fully paid and nonassessable share of Series C Junior Participating Preferred Stock, without par value ("Series C Preferred Stock"), of the Company at a purchase price of $125.00 per one one-hundredth of a share; as the same may from time to time be adjusted in accordance with the Rights Agreement (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.

      As provided in the Rights Agreement, the Purchase Price and the number of shares of Series C Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, securities other than shares of Series C Preferred Stock, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided by the Rights Agreement.

      This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by reference and made a part hereof, and reference to the Rights Agreement is made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of record of Right Certificate. Copies of the Rights Agreement are on file at the principal executive office of the Company.

      This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent designated for that purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder of record to purchase the same aggregate number of shares of Series C Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered entitled that holder to purchase. If this Right Certificate is exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

      Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company by action of the Board of Directors at its option at a redemption price of $0.01 per Right at any time prior to the earlier of the close of business on (i) the tenth day following the Stock Acquisition Date (as that time period may be extended pursuant to the Rights Agreement) and (ii) the Final Expiration Date.

      No fractional shares of Series C Preferred Stock or other securities of the Company are required to be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of shares of Series C Preferred Stock which are integral multiples of one one-hundredth of a share), and in lieu thereof, as provided in the Rights Agreement, a cash payment may be made. As provided in the Rights Agreement, interests in fractions of shares of Series C Preferred Stock may, at the election of the Company, be evidenced by depositary receipts.

      No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Series C Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

      This Right Certificate shall not be valid or obligatory for any purpose until it shall have been counter-signed by the Rights Agent.

      WITNESS the facsimile signature of the proper officers of the Company
and its corporate seal.  Dated as of June   , 1996.

ATTEST:                                 ETHAN ALLEN INTERIORS INC.



________________________________       By:___________________________________
                                       Name:
                                       Title:

Countersigned:

HARRIS TRUST AND SAVINGS BANK


__________________, as Rights Agent

By__________________________
      Authorized signature



               [Form of Reverse Side of Right Certificate]


                           FORM OF ASSIGNMENT
                           ------------------
      (To be executed by the registered holder if that holder desires to transfer the Rights represented by the Right certificate)


      FOR VALUE RECEIVED ________________________ hereby sells, assigns and transfers unto _____________________________________________________________
____________________________________________________________________________
              (please print name and address of transferee)
________ Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____ Attorney to transfer this Right Certificate on the books of ____________________ with full power of substitution.


Dated:_____________ , ____


                                  _______________________________________
                                            Signature

Signature Guaranteed:

                               Certificate
                               -----------
      The undersigned hereby certifies by checking the appropriate boxes that:

      (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as those terms are defined in the Rights Agreement);

      (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.


Dated:_____________ , ____

                                    ________________________________________
                                            Signature

Signature Guaranteed:


                                 NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration, enlargement or any other change.



                      FORM OF ELECTION TO PURCHASE
                      ----------------------------
         (To be executed by the registered holder if that holder
              desires to exercise the Rights represented by
                         the Right Certificate)

To:

      The undersigned hereby irrevocably elects to exercise ______________ Rights represented by this Right Certificate to purchase the shares of Series C Preferred Stock issuable upon the exercise of those Rights and requests that certificates for those share(s) be issued in the name:

           Please insert social security
           or other identifying number

____________________________________________________________________________
                     (Please print name and address)
____________________________________________________________________________

If the number of Rights exercised does not constitute all of the Rights evidenced by this Right Certificate, a new Right Certificate for the balance of Rights remaining shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

_____________________________________________________________________________
                     (Please print name and address)
_____________________________________________________________________________


Dated:     ______________, ____


                            ________________________________________
                            Signature (Signature must conform in all respects to name of holder as specified on the face of this Right Certificate)



Signature Guaranteed:

                               Certificate
                               -----------

           The undersigned hereby certifies by checking the appropriate boxes that:

      (1)  the Rights evidenced by this Right Certificate [    ] are [   ]
are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as those terms are defined pursuant to the Rights Agreement);

      (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated:_______________, ____


                                   __________________________________
                                   Signature


Signature Guaranteed:


                                                          PRIVILEGED AND
                                                            CONFIDENTIAL
                                                          --------------
                                                               EXHIBIT C
                                                               ---------
                       ETHAN ALLEN INTERIORS INC.

           UNDER CERTAIN CIRCUMSTANCES, AS PROVIDED IN THE RIGHTS AGREEMENT, DATED AS OF JUNE __, 1996, BETWEEN ETHAN ALLEN INTERIORS INC. AND HARRIS TRUST AND SAVINGS BANK, AS RIGHTS AGENT ("RIGHTS AGREEMENT"), RIGHTS ISSUED TO OR BENEFICIALLY OWNED BY A PERSON WHO IS OR BECOMES AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF SUCH ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR, UNDER CERTAIN CIRCUMSTANCES, TRANSFEREES THEREOF, WILL BECOME NULL AND VOID AS PROVIDED IN SECTION II(A)(II) OF THE RIGHTS AGREEMENT AND THEREAFTER MAY NOT BE TRANSFERRED TO ANY PERSON.

                      SUMMARY OF RIGHTS TO PURCHASE
                 SERIES C PARTICIPATING PREFERRED STOCK

      On May 31, 1996, the Board of Directors ("Board") of Ethan Allen Interiors Inc. ("Company") declared a dividend of one preferred stock purchase right ("Right") for each outstanding share of common stock of $.01 par value ("Common Stock") of the Company. The dividend is payable to stockholders of record at the close of business on July 10, 1996 ("Record Date"). Each Right entitles the registered holder to purchase from the Company one one-hundredth (1/100) of a share of the Company's Series C Junior Participating Preferred Stock ("Series C Preferred Stock") at a purchase price of $125.00. The terms and conditions of the Rights are contained in a Rights Agreement.

      Initially the Rights will not be exercisable, certificates for the Rights will not be issued and the Rights will automatically trade with the Common Stock. Until the close of business on the Distribution Date, which will occur on the earlier of (i) the tenth day following a public announcement that a person or group of affiliated or associated persons, other than the Company, any subsidiary of the Company or any employee benefit plan or employee stock plan of the Company (each, an "Exempt Person"), has acquired, or has obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Stock (each, an "Acquiring Person") (the "Stock Acquisition Date") or (ii) the fifteenth business day following the commencement of or public announcement of the intent to commence a tender or exchange offer which, if consummated, would result in the ownership of 15% or more of the outstanding Common Stock, irrespective of whether any shares of Common Stock are acquired pursuant to such offer (the earlier of such dates referenced in clauses (i) or (ii) above being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate, together with a copy of this Summary of Rights. The Rights Agreement excludes from the calculation of beneficial ownership of shares of Common Stock of a Person, any shares which such Person has the right to vote pursuant to a voting proxy provided by Management Letter Agreements and Dealer Letter Agreements (as such terms are defined in the Rights Agreement). The Rights Agreement provides that the Distribution Date may be extended by the Board prior to the expiration of either of the time periods referenced in the preceding sentence. It further provides that until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be represented by and transferred with, and only with, the Common Stock. Until the Distribution Date (or the earlier redemption or expiration of the Rights), the new Common Stock certificates issued after June __, 1996 will contain a legend incorporating the Rights Agreement by reference and the surrender for transfer of any of the Company's Common Stock certificates, with or without the aforesaid legend or a copy of this Summary of Rights attached thereto, will also constitute the simultaneous transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate Right Certificates ("Rights Certificates") will be mailed to holders of record of Common Stock at the close of business on the Distribution Date, and, thereafter, the Right Certificates alone will evidence the Rights, and the Rights will be transferable separate and apart from the Common Stock.

      The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on May 31, 2006, unless redeemed or exchanged earlier as described below.

      The Series C Preferred Stock will be nonredeemable and, unless otherwise provided in connection with the creation of a subsequent series of preferred stock, will be subordinate to all other series of the Company's preferred stock. The Series C Preferred Stock will not be issued except upon exercise of Rights. Each share of Series C Preferred Stock will be entitled to receive, when, as and if declared, a quarterly dividend in an amount equal to the greater of $1.00 per share or 100 times the quarterly cash dividend declared on the Company's Common Stock. In addition, the Series C Preferred Stock is entitled to 100 times any noncash dividends declared on the Common Stock, in like kind. In the event of dissolution, liquidation or winding-up of the Company, the holders of Series C Preferred Stock will be entitled to receive a liquidation payment in an amount equal to the greater of $100 per share or 100 times the liquidation payment made per share of Common Stock. Each share of Series C Preferred Stock will have 100 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which common shares are exchanged, each share of Series C Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. The rights of the Series C Preferred Stock as to dividends, liquidation payments and voting rights are protected by antidilution provisions.

      The Purchase Price payable and the number of shares of Series C Preferred Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution
(i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series C Preferred Stock, (ii) upon the grant to holders of the Series C Preferred Stock of certain rights or warrants to subscribe for the purchase of Series C Preferred Stock or convertible securities at less than the current market price of the Series C Preferred Stock or (iii) upon the distribution to holders of the Series C Preferred Stock of evidences of indebtedness or assets (excluding regular cash dividends and dividends payable in Series C Preferred Stock) or of subscription rights or warrants.

      If any Person (other than an Exempt Person) becomes the beneficial owner of 15% or more of the then outstanding shares of Common Stock, each holder of a Right, other than the Acquiring Person, will have the right to receive, upon payment of the Purchase Price, in lieu of Series C Preferred Stock, a number of shares of Common Stock having a market value equal to twice the Purchase Price. In lieu of issuing shares of Common Stock upon exercise of Rights, the Company may, and to the extent that insufficient shares of Common Stock are available for the exercise in full of the Rights, the Company shall, issue cash, property or other securities of the Company, or any combination thereof (which may be accompanied by a reduction in the Purchase Price) in proportion determined by the Company, so that the aggregate value received is equal to twice the Purchase Price. The Rights Agreement contains an exemption for any issuance of Common Stock by the Company directly to any person (for example, in a private placement or an acquisition by the Company in which Common Stock is used as consideration), even if that person would become the beneficial owner of 15% or more of the Common Stock, provided that such person does not acquire any additional shares of Common Stock. Notwithstanding the foregoing, after the acquisition of shares of Common Stock as described in this paragraph, Rights that are (or, under certain circumstances, Rights that were) beneficially owned by an Acquiring Person will be null and void.

      The Board may, at its option, at any time after a person becomes an Acquiring Person exchange all or part of the then outstanding and exercisable Rights for shares of Common Stock at an exchange ratio of one share of Common Stock per Right; provided, however, the Board may not effect such exchange after the time that any Person becomes the beneficial owner of 50% or more of the Common Stock then outstanding.

      Unless the Rights are redeemed earlier, if, after the Stock Acquisition Date, the Company is acquired in a merger or other business combination (in which any shares of the Common Stock are changed into or exchanged for other securities or assets) or more than 50% of the assets or earnings power of the Company and its subsidiaries (taken as a whole) are sold or transferred in one or a series of related transactions, the Rights Agreement provides that proper provision shall be made so that each holder of record of a Right will from and after that time have the right to receive, upon payment of the Purchase Price, that number of shares of common stock of the acquiring company which has a market value at the time of such transaction equal to twice the Purchase Price.

      At any time after the date of the Rights Agreement until the time that a person becomes an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), which may (at the option of the Company) be paid in cash, shares of Common Stock or other consideration deemed appropriate by the Board of Directors. Upon the effectiveness of any action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

      Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

      The provisions of the Rights Agreement may be amended by the Company, except that any amendment adopted after the time that a person becomes an Acquiring Person may not adversely affect the interests of holders of Rights.

      As of May 30, 1996, there were 14,556,503 shares of Common Stock outstanding and _______ shares of Common Stock reserved for issuance under employee benefit plans. Each outstanding share of Common Stock on July 10, 1996 will receive one Right. ____________ (_________) shares of Series C Preferred Stock will be reserved for issuance in the event of exercise of the Rights.

      The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the Rights being redeemed or a substantial number of Rights being acquired, and under certain circumstances the Rights beneficially owned by such a person or group may become void. The Rights should not interfere with any merger or other business combination approved by the Board of Directors because, if the Rights would become exercisable as a result of such merger or business combination, the Board of Directors may, at its option, at any time prior to the time that any Person becomes an Acquiring Person, redeem all (but not less than all) of the then outstanding Rights at the Redemption Price.

      A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company by written request, Ethan Allen Interiors Inc., Ethan Allen Drive, Danbury, Connecticut 06813, Attention: Secretary. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated in this summary description by reference.